Subsequent Events	9 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events

In connection with preparing for its initial public offering, the Company’s Board of Directors and stockholders approved a one-for-three reverse stock split of the Company’s common stock. The reverse stock split became effective on May 13, 2013. All share and per share amounts in the consolidated financial statements and notes thereto have been retroactively adjusted for all periods presented to give effect to this reverse stock split, including reclassifying an amount equal to the reduction in par value of common stock to additional paid-in capital. In addition, in May 2013, the Company’s Board of Directors and stockholders approved an amendment of the Company’s certificate of incorporation to, among other things, change the definition of a qualified public offering to remove the per share price requirement and to set the threshold at gross proceeds to the Company of at least $50.0 million.